                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

[X] Filed by the Registrant

[_] Filed by a Party other than the Registrant
    Check the appropriate box:
    [_]  Preliminary Proxy Statement
    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
    [X]  Definitive Proxy Statement
    [_]  Definitive Additional Materials
    [_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       FOCAL COMMUNICATIONS CORPORATION
               (Name of Registrant as Specified in Its Charter)


                       Focal Communications Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[_]  $125 per Exchange Act Rules O-11(C)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


         (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------


         (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------


         (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------


         (5) Total fee paid:

         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         ---------------------------------------------------------------------


         (2) Form, Schedule or Registration Statement no.:

         ---------------------------------------------------------------------


         (3) Filing Party:

         ---------------------------------------------------------------------


         (4) Date Filed:

         ---------------------------------------------------------------------

                        FOCAL COMMUNICATIONS CORPORATION
                      200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601

Dear Fellow Stockholder:                                            May 12, 2000

   You are invited to join us for our Annual Meeting of Stockholders to be held this year at 9:00 a.m. on Thursday, June 15, 2000, in Room 200 of the University of Chicago's Gleacher Center, 450 North Cityfront Plaza Drive, Chicago, Illinois. The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the meeting. I urge you to read both carefully. A copy of our 1999 Annual Report also accompanies these materials.

   Whether you plan to attend the meeting or not, I encourage you to exercise your right as a stockholder and vote. Please sign, date, and promptly return the accompanying proxy card, or make use of either our telephone or Internet voting services (which are described on the proxy card).

                                          Sincerely,

                                          /s/ Robert Taylor, Jr.
                                          Robert C. Taylor, Jr.
                                          President and Chief Executive
                                           Officer

               YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE AND
              RETURN THE ACCOMPANYING PROXY, OR USE OUR TELEPHONE
                          OR INTERNET VOTING SYSTEMS.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 15, 2000

To the Stockholders of Focal Communications Corporation:

   The Annual Meeting of Stockholders of Focal Communications Corporation will be held on Thursday, June 15, 2000, at 9:00 a.m. at the Gleacher Center, University of Chicago, Room 200, 450 North Cityfront Plaza Drive, Chicago, Illinois, for the following purposes (which are more fully described in the accompanying Proxy Statement):

     1. To elect three members to the Board of Directors, each for a term of three years and until his successor is elected and qualified.

     2. To approve an amendment to Article Fourth of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 250,000,000 shares and the authorized number of shares of preferred stock from 2,000,000 to 5,000,000 shares.

     3. To approve an amendment to the Focal Communications Corporation 1998 Equity and Performance Incentive Plan to increase the number of shares of our common stock available for issuance thereunder to 12,050,000.

     4. To ratify the appointment of Arthur Andersen LLP as independent accountants for our 2000 fiscal year.

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

   The Board of Directors unanimously recommends that you vote to approve each of the first four proposals.

   The Board of Directors has fixed the close of business on April 17, 2000, as the record date for the meeting, and you may only vote at the meeting if you were a stockholder of record at the close of business on that date.

                         YOUR VOTE IS IMPORTANT TO US

   Whether or not you plan to attend the meeting, please complete and return the accompanying proxy in the enclosed envelope, or vote by telephone or the Internet. Telephone and Internet voting procedures are described on the accompanying proxy. If you attend the meeting, you may vote your shares in person even though you have previously returned your proxy by mail, telephone, or the Internet.

                                        By Order of the Board of Directors,

                                        /s/ Renee M. Martin
                                        Renee M. Martin
                                        Secretary

May 12, 2000

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Questions and Answers About Voting........................................   1

Proposal No. 1: Election of Directors.....................................   4

Executive Compensation....................................................   8

Summary Compensation Table................................................   8

Stock Option Grants in 1999...............................................   9

Aggregated Stock Option Exercises in 1999 and Year-End Values.............   9

Section 16(a) Beneficial Ownership Reporting Compliance...................  10

Compensation Committee Report on Executive Compensation...................  10

Performance Graph.........................................................  13

Employment Agreements.....................................................  13

Security Ownership of Certain Beneficial Owners and Management............  15

Certain Transactions......................................................  17

Proposal No. 2: Amendment of Our Amended and Restated Certificate of
 Incorporation to Increase the Authorized Shares of Common Stock to
 250,000,000 and Preferred Stock to 5,000,000.............................  18

Proposal No. 3: Approval of the Amendment of Our 1998 Equity and
 Performance Incentive Plan...............................................  20

Proposal No. 4: Ratification of Appointment of Independent Accountants....  27

Additional Information....................................................  28

Exhibit A: Amended and Restated 1998 Equity and Performance Incentive
 Plan.....................................................................  A1

Focal Communications Corporation
200 North LaSalle Street, Suite 1100
Chicago, Illinois 60601

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 15, 2000

   This Proxy Statement is provided to the stockholders of Focal Communications Corporation in connection with the solicitation of proxies by Focal's Board of Directors to be voted at the 2000 Annual Meeting of Stockholders to be held in Room 200 of the University of Chicago's Gleacher Center, 450 North Cityfront Plaza Drive, Chicago, Illinois at 9:00 a.m. on Thursday, June 15, 2000, and at any postponement or adjournment thereof. This Proxy Statement is first being mailed to stockholders on or about May 12, 2000. This Proxy Statement provides information that should be helpful to you in deciding how to vote on the matters to be voted on at the Annual Meeting.

                       QUESTIONS AND ANSWERS ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

   You are entitled to vote your shares of Focal common stock at the Annual Meeting and any postponement or adjournment thereof if our records show that you owned the shares at the close of business on April 17, 2000. A total of 60,953,293 shares of common stock are eligible to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. The enclosed proxy card shows the number of shares you are entitled to vote at the meeting.

   A list of stockholders eligible to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our offices at 200 North LaSalle Street, Suite 1100, Chicago, Illinois 60601. Stockholders may arrange to examine this list during normal business hours for any purpose relating to the Annual Meeting by contacting our Secretary.

How do I vote?

   Your shares may only be voted at the Annual Meeting if you are present or are represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to assure that your shares will be represented. Most of you have a choice of completing the enclosed proxy card and mailing it in the postage-paid envelope provided, using a toll-free telephone number, or voting over the Internet. Please refer to your proxy card or the information forwarded by your bank, broker, or other holder of record to see which of these options are available to you. The Internet and telephone voting facilities for stockholders of record will close at 9:00 a.m., Central Daylight Time, on June 13, 2000.

   You may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our Secretary, submission of a properly executed later-dated proxy (including an Internet or telephone vote), or by voting by ballot at the meeting.

   The Internet and telephone voting procedures described on the accompanying proxy card are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. Stockholders voting by the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder.

   The method by which you vote will in no way limit your right to vote at the meeting if you later decide to attend in person.

   If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the meeting.

   All shares entitled to vote that are represented by properly-completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly-completed proxy will be voted as the Board of Directors recommends.

Who may attend the Annual Meeting?

   All stockholders that were stockholders of Focal as of the record date, or their authorized representatives, may attend the Annual Meeting. An admission ticket is attached to the proxy card for this purpose. Admission to the meeting will be on a first-come, first-served basis. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you should bring proof of ownership, such as a bank or brokerage account statement, to the Annual Meeting to ensure your admission.

How will votes be counted?

   The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares entitled to vote, is represented in person or by proxy. Abstentions and broker "non-votes" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

   A plurality of the votes cast is required for the election of a Director. This means that the nominees receiving the greatest number of votes will be elected. Abstentions and broker "non-votes" will not be counted for purposes of the election of a Director.

   The affirmative vote of a majority of the outstanding shares of common stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposed amendment to our Amended and Restated Certificate of Incorporation. Abstentions and broker "non-votes" will have the same effect as a vote cast against this proposal.

   The affirmative vote of a majority of the outstanding shares of common stock present or represented at the Annual Meeting and entitled to vote is required to approve the proposed amendment to our 1998 Equity and Performance Incentive Plan (the "1998 Plan"). Abstentions and broker "non-votes" will have the same effect as a vote cast "against" this proposal.

   The affirmative vote of a majority of the outstanding shares of common stock present or represented at the Annual Meeting and entitled to vote is required to ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for 2000. Abstentions and broker "non-votes" will have the same effect as a vote cast "against" this proposal.

Who will count the votes?

   Our transfer agent, Harris Trust and Savings Bank, will tally the vote, and will serve as Inspector of Election.

How are proxies being solicited and who will pay for the solicitation of proxies?

   Initially, Focal will solicit proxies by mail. Focal's directors, officers and employees may also solicit proxies in person, by telephone or over the Internet without additional compensation. Focal will pay all expenses of solicitation of proxies.

   In addition, arrangements will also be made with selected banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries for forwarding solicitation materials and communicating with the beneficial owners of shares held of record by such persons. Focal will reimburse these persons for their reasonable expenses incurred in connection with such actions.

Who can help answer my other questions?

   If you have more questions about voting or wish to obtain another proxy card, you should contact:

                             Renee M. Martin
                             Secretary
                             Focal Communications Corporation
                             200 North LaSalle Street
                             Suite 1100
                             Chicago, Illinois 60601
                             Telephone: 312-895-8400
                             Fax: 312-895-8403

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

   Our Board of Directors consists of nine directors and is divided into three classes, with each class consisting of three Directors. Each Director serves a three-year term and one class is elected at each year's annual meeting of stockholders. Three Directors will be elected at the Annual Meeting to serve for a three-year term expiring at our annual meeting in the year 2003.

   The persons named in the enclosed proxy card intend to vote all proxies for the election of the nominees set forth below, unless you indicate on the proxy card that your vote should be withheld from one or all of the nominees. Each nominee elected as a Director will continue to serve until his successor has been elected and qualified, or until his earlier death, resignation or retirement.

   The Board of Directors has nominated Joseph A. Beatty, Todd A. Dagres, and Andrew E. Sinwell for election as Directors with terms expiring in 2003 at the annual meeting of stockholders. Mr. Beatty is currently a Director, with a term expiring at the Annual Meeting. The remaining Directors will continue in office until their terms expire at successive annual meetings of stockholders.

   Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

The Board of Directors recommends that you vote FOR each of the three nominees.

   The following is biographical information about each of the nominees:

     Joseph A. Beatty. Mr. Beatty, 36, has been Focal's Executive Vice President and Chief Financial Officer since November 1996 and was also Treasurer from November 1996 through January 1999 and Secretary from November 1996 through April 1998. He was also a Director from May 1996 through November 1996 and again commencing in April 2000. Mr. Beatty is a co-founder of Focal and is responsible for all financial operations, corporate development, and information systems. From 1994 to 1996, Mr. Beatty was a Vice President with NationsBanc Capital Markets, where he was responsible for investment research coverage of the telecommunications industry. From 1992 to 1994, Mr. Beatty was a Vice President of Duff & Phelps Credit Rating Company with responsibility for credit ratings in the telecommunications and electric utility sectors. From 1985 to 1992, Mr. Beatty held various technical management positions with Centel Corporation's local exchange carrier division.

     Todd A. Dagres. Mr. Dagres, 39, has been a general partner of Battery Ventures, a stockholder of Focal, since 1996. From 1994 to 1996, Mr. Dagres was a Principal and Senior Technology Analyst at Battery Ventures focusing on the networking industry. Mr. Dagres serves on the Board of Trustees of Akamai Technologies, Inc. and Inventa.

     Andrew E. Sinwell. Mr. Sinwell, 35, has been a Director (1997 to present) and Associate (1996-1997) of Madison Dearborn Partners, Inc., the general partner of Madison Dearborn Capital Partners, L.P., a stockholder of Focal. From 1994 to 1996, Mr. Sinwell was a Senior Policy Advisor at the Federal Communications Commission. Mr. Sinwell serves on the Board of Directors of Nextel Partners, Inc.

Incumbent Directors Who Are Not Standing for Re-Election

   The following is biographical information about Messrs. Finnegan and Frisbie, two Directors whose terms expire at the Annual Meeting and who are not standing for re-election:

     Paul J. Finnegan. Mr. Finnegan, 47, has served as a director of Focal since November 1996. Since January 1993, Mr. Finnegan has been Managing Director of Madison Dearborn Partners, Inc., the general partner of Madison Dearborn Capital Partners, L.P., a stockholder of Focal. Previously, he served in various positions at First Capital Corporation of Chicago and its affiliates. Mr. Finnegan serves on the Board of Trustees of the Skyline Fund and the Board of Directors or Managers, as applicable, of CompleTel, LLC and Allegiance Telecom, Inc.

     Richard D. Frisbie. Mr. Frisbie, 50, has served as a director of Focal since November 1996 and his term will expire at the Annual Meeting. Mr. Frisbie is a founder and has been Managing Partner of Battery Ventures, a stockholder of Focal, since 1983. He is responsible for management of the Battery Funds and focuses principally on communications opportunities. Mr. Frisbie serves as a director of Allegiance Telecom, Inc.

Continuing Directors Whose Terms Expire in 2001

   Mr. Barnicle, Mr. Crawford and Mr. Yovovich are in the class of Directors whose term will expire at our 2001 Annual Meeting of Stockholders. The following is biographical information about each of these Directors:

     John R. Barnicle. Mr. Barnicle, 35, has been Focal's Executive Vice President and Chief Operating Officer and a Director since June 1996. Mr. Barnicle is a co-founder of Focal and is responsible for day-to-day operations, engineering, marketing, and long-term planning. In 1996, Mr. Barnicle was Vice President of Marketing for MFS Telecom Companies, a subsidiary of MFS Communications. From 1994 to 1996, Mr. Barnicle was a Vice President of Duff & Phelps Credit Rating Company, from 1992 to 1994 he held various marketing, operations and engineering positions with MFS Telecom, and from 1986 to 1992 he worked for Centel Corporation, a local exchange carrier.

     James E. Crawford, III. Mr. Crawford, 54, has served as a director of Focal since November 1996. Since August 1992, he has been a general partner of Frontenac Company, a venture capital firm. From February 1984 to August 1992, Mr. Crawford was a general of William Blair Venture Management Co., a venture capital fund. He was also a general partner of William Blair & Company, an investment bank and brokerage firm affiliated with William Blair Venture Management Co., from January 1987 to August 1992. Mr. Crawford serves as a director of Optika, Inc., Input Software, Inc., Allegiance Telecom, Inc., and several private companies.

     Paul G. Yovovich. Mr. Yovovich, 46, has served as a director of Focal since March 1997. He is a private investor and a principal of Lake Capital Management. Mr. Yovovich served as President of Advance Ross Corporation, an international transaction services and manufacturing company, from 1993 to 1996. He served in several executive positions with Centel Corporation from 1982 to 1992, where his last position was that of President of its Central Telephone Company unit. Mr. Yovovich serves as a director of 3Com Corporation, APAC Customer Services, Inc., Lante Corporation, Comarco, Inc., and American Media Operations, Inc.

Continuing Directors Whose Terms Expire in 2002

   Mr. Edwardson, Mr. Perry, and Mr. Taylor are in the class of Directors whose term will expire at our 2002 Annual Meeting of Stockholders. The following is biographical information about each of these Directors:

     John A. Edwardson. Mr. Edwardson, 50, has served as a director of Focal since February 1999. He has been Chairman of Burns International Services Corp., a security services company, since June 1999 and President and Chief Executive Officer of Burns International since March 1999. From 1994 to 1998, Mr. Edwardson was President of UAL Corporation, the holding company for United Airlines, and also served as UAL's Chief Operating Officer from April 1995 through September 1998. He previously was Executive Vice President and Chief Financial Officer of Ameritech and held executive positions with Northwest Airlines. Mr. Edwardson serves as a director of Burns International and Household International, Inc.

     James N. Perry, Jr. Mr. Perry, 39, has been a director of Focal since November 1996. From January 1993 to January 1999, he served as Vice President of Madison Dearborn Partners, Inc., and since January of 1999 has served as Managing Director of Madison Dearborn Partners, Inc. Mr. Perry serves as a director or manager, as applicable, of Clearnet Communications, Inc., Omnipoint Corporation, CompleTel, LLC, CompleTel Holdings, and Allegiance Telecom, Inc.

     Robert C. Taylor, Jr. Mr. Taylor, 40, has been Focal's Chief Executive Officer and President and a Director since August 1996 and is a co-founder of Focal. From 1994 to 1996, Mr. Taylor was the Vice President of Global Accounts for MFS Communications Corporation, a telecommunications company. At MFS Communications, he was responsible for the operations and management of the Global Services Group, which included MFS Communications' fifty largest customers. Mr. Taylor serves as the Chairman of the Association for Local Telecommunications Services, the national trade association for facilities-based providers of competitive local telecommunications services. Mr. Taylor serves as a director of IPLAN Networks, a CLEC based in Argentina.

Our Non-Director Executive Officers

   The following is biographical information about each of our executive officers that are not also Directors:

     Renee M. Martin. Ms. Martin, 44, has been Senior Vice President, General Counsel, and Secretary since March 1998. Ms. Martin is responsible for our legal, regulatory, and human resources functions. From 1984 to 1998, Ms. Martin held various executive positions at Ameritech, most recently as Vice President and General Counsel Small Business Services, where she directed corporate legal resources to address contract negotiations, employment issues, regulatory affairs and litigation, and managed outside legal counsel. From 1982 to 1984, Ms. Martin was an attorney at the law firm of Cook and Franke, S.C. where she concentrated on general business and corporate law.

     Michael L. Mael. Mr. Mael, 43, has been Executive Vice President and President, Focal Data Communications, since January 2000. Mr. Mael is responsible for developing and managing Focal's data services business. From 1997 until January 2000, he was Vice President, Applications and Web Services, at PSINet, Inc., where he developed and managed the company's global Web hosting business. From 1992 until 1997, Mr. Mael held various management positions at MCI Communications in finance, marketing, and business development, and was a member of the team that created MCI's Internet initiative.

     Robert M. Junkroski. Mr. Junkroski, 36, has been Vice President and Treasurer since January 1999 and was Controller from January 1997 to January 1999. He is responsible for all accounting, revenue assurance, audit, cash and risk management, and customer credit functions. From 1995 to 1997, Mr. Junkroski was Controller for Brambles Equipment Services, Inc., an equipment leasing company, where he was responsible for establishing and maintaining the divisional accounting, financial reporting, and budgeting functions. From 1987 to 1995, Mr. Junkroski was Controller for Focus Leasing Corporation, an equipment leasing company, where he was responsible for the development and implementation of the accounting and financial reporting functions of several emerging companies.

     Gregory J. Swanson. Mr. Swanson, 33, has been Controller since January 1999 and is our principal accounting officer. He is responsible for all internal and external accounting and reporting functions. From June 1998 to December 1998, Mr. Swanson was Director of External Reporting for Allegiance Corporation, a health care manufacturing and distribution company. Before that he spent approximately nine years at Arthur Andersen LLP, a public accounting firm, where he was responsible for audit and business advisory services to technology and manufacturing companies.

   The information in this Proxy Statement about the business experience of the nominees and continuing Directors and our non-Director executive officers has been furnished to us by the respective nominees, Directors or non-Director executive officers or obtained from our records.

Our Board of Directors and Board Committees

   Focal's business and affairs are managed under the overall direction of the Board of Directors. To assist it in carrying out its duties, the Board of Directors has delegated certain authority to four standing committees: Audit, Compensation, Nominating, and Stock Option.

   There were eight meetings of the Board of Directors during the fiscal year ended December 31, 1999. Each Director attended at least 75% of Board of Directors and Committee meetings.

   Audit Committee. The Audit Committee, currently comprised of Messrs. Edwardson, Finnegan, and Yovovich, met twice during the past year. The Audit Committee oversees the work of our independent auditors, reviews internal audit controls and evaluates conflict of interest issues.

   Compensation Committee. The Compensation Committee, currently comprised of Messrs. Crawford, Edwardson, Perry, and Yovovich, met three times during the past year. The Compensation Committee consists entirely of independent Directors and establishes salaries, incentives, and other forms of compensation for our directors, executive officers, and key employees and administers our equity incentive plans (other than with respect to grants of stock options under our 1998 Plan to non-executive employees, which is administered by our Stock Option Committee) and other incentive and benefit plans.

   Nominating Committee. The Nominating Committee, currently comprised of Messrs. Taylor, Perry, Crawford and Yovovich, met once during the past year. The Committee identifies nominees to stand for election to our Board of Directors.

   Stock Option Committee. The Stock Option Committee, currently comprised of Messrs. Edwardson and Yovovich, with Messrs. Crawford and Perry serving as alternate members, did not meet during 1999 because it was not created until February 2000. The Stock Option Committee, which consists entirely of independent Directors, has the authority to grant stock options under our 1998 Plan to non-executive employees.

Compensation of Our Directors

   We pay our non-employee Directors, other than designees of our institutional investors, in lieu of a cash retainer, annual Director compensation in the form of an annual grant of stock options under our 1998 Equity Plan for Non-Employee Directors (the "Director Plan"). The number of shares subject to each stock option granted to each of these Directors on an annual basis is equal to $60,000 divided by the option exercise price, which is the fair market value per share on the date of grant. All Directors are reimbursed for expenses incurred to attend Board of Directors or Committee meetings.

   In January 1999, Mr. Yovovich was granted a stock option under our 1997 Nonqualified Stock Option Plan (the "1997 Plan") to purchase 20,000 shares of common stock. Ten percent of the shares covered by the option vested immediately and an additional 15% of the shares vest every six months thereafter. Upon joining our Board of Directors in February 1999, Mr. Edwardson was granted an option under our 1997 Plan to purchase 130,000 shares of our common stock on the same vesting terms as options previously granted to Mr. Yovovich.

Potential Conflicts of Interest of Some of Our Directors

   In addition to serving as members of our Board of Directors, Mr. Crawford, Mr. Finnegan, Mr. Frisbie, and Mr. Perry each serve as directors of other telecommunications services companies and other private companies. As a result, these four Directors may be subject to conflicts of interest during their tenure on our Board of Directors. Accordingly, they may be periodically required to inform us and the other companies to which they owe fiduciary duties of financial or business opportunities. We do not currently have any standard procedures for resolving potential conflicts of interest relating to corporate opportunities or otherwise. Conflict of interest issues are reviewed by our Audit Committee. Mr. Finnegan currently serves on the Audit Committee.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors consists of four directors, Messrs. Crawford, Edwardson, Perry, and Yovovich. None of our executive officers served as a member of the compensation committee or as a director of any other entity, except for Mr. Taylor, who served as a director of IPLAN Networks, a CLEC based in Argentina.

                             EXECUTIVE COMPENSATION

   Unless otherwise indicated, all common stock information gives effect to a recapitalization pursuant to which our Class A common stock, Class B common stock and Class C common stock were converted into a single class of common stock and a 500-for-1 stock split. Both the recapitalization and the stock split were completed on July 30, 1999.

                           SUMMARY COMPENSATION TABLE

                                                      Long-term
                                                     Compensation
                                                     ------------
                                                      Awards (1)
                                                     ------------
                                        Annual        Securities
                                     Compensation     Underlying
                                   ----------------- ------------  All Other
                                    Salary   Bonus                Compensation
 Name and Principal Position  Year   ($)      ($)    Options (#)      ($)
 ---------------------------  ---- -------- -------- ------------ ------------
Robert C. Taylor, Jr......... 1997 $120,000 $ 50,000        --      $   --
  Chief Executive Officer     1998  150,000  100,000        --          --
                              1999  191,923  200,000        --          --

John R. Barnicle............. 1997 $120,000 $ 47,000        --      $   --
  Chief Operating Officer     1998  140,000   75,000        --          --
                              1999  178,269  144,000        --          --

Joseph A. Beatty............. 1997 $120,000 $ 45,000        --      $25,000(2)
  Chief Financial Officer     1998  140,000   75,000        --          --
                              1999  175,577  138,000        --          --

Brian F. Addy................ 1997 $120,000 $ 38,000        --      $   --
  Executive Vice President of
   Market                     1998  125,000   50,000        --          --
  Development (3)             1999  157,801      --         --          --

Renee M. Martin.............. 1997      --       --         --      $   --
  Senior Vice President and
   General                    1998 $127,000 $ 45,000   $127,000         --
  Counsel                     1999  150,562   78,000     33,500         --

--------
(1) Does not include 2,500,000 shares of common stock issued to each of Mr. Taylor, Mr. Barnicle, Mr. Beatty and Mr. Addy in 1996 that were subject to time-vesting requirements set forth in their Employment Agreements, of which 500,000 shares vested in 1996, 1997 and 1998 and 1,000,000 shares vested in 1999. See "Employment Agreements." Also does not include 1,838,943 shares of common stock issued to each of Mr. Taylor, Mr. Barnicle, Mr. Beatty, and Mr. Addy in 1996 that were subject to performance-vesting requirements set forth in their Vesting Agreements with some of our institutional investors. Of these shares, 1,588,943 were canceled in connection with the September 30, 1998 amendments to the Vesting Agreements. The remaining 250,000 shares were subject to time-vesting requirements set forth in Restricted Stock Agreements signed at the time of the September 30, 1998 amendments to these Vesting Agreements. Of these shares, 175,000 held by Messrs. Taylor, Barnicle, and Beatty remain subject to future vesting requirements. Based upon the closing price of our common stock on March 31, 2000, these 175,000 shares have an aggregate market value of $9,800,000. See "Employment Agreements--Vesting Agreements." We do not anticipate paying any dividends on any of these shares.
(2) Represents reimbursement of moving expenses.
(3) Mr. Addy resigned as an employee of Focal on January 7, 2000.

                          STOCK OPTION GRANTS IN 1999

   The table below provides information regarding stock options granted to the Named Executive Officers during the year ended December 31, 1999. None of the Named Executive Officers received stock appreciation rights, or SARs.

                                                                                  Potential
                                                                                 Realizable
                                                                              Value at Assumed
                                                                                Annual Rates
                                                                               of Stock Price
                                                                                Appreciation
                                        Individual Grants (1)                for Option Term (2)
                         --------------------------------------------------- --------------------
                         Number of   % of Total
                         Securities   Options
                         Underlying  Granted to  Exercise or
                          Options   Employees in Base Price
Name                      Granted   Fiscal Year  (per share) Expiration Date    5%        10%
----                     ---------- ------------ ----------- --------------- --------- ----------
Robert C. Taylor, Jr....      --         --           --                --         --        --
John R. Barnicle........      --         --           --                --         --        --
Joseph A. Beatty........      --         --           --                --         --        --
Brian F. Addy...........      --         --           --                --         --        --
Renee M. Martin.........   16,750       0.5%        $3.73     April 1, 2009  $  39,293 $  99,574
                           16,750       0.5%        $3.73      May 21, 2009  $  39,293 $  99,574

--------
(1) The options granted to Ms. Martin were granted under the 1997 Plan. No stock option grants were made to any of the Named Executive Officers in years prior to the year ended December 31, 1998. The 16,750 options were granted on April 1, 1999 and vest 25% on the first anniversary of the date of grant and 12.5% every six months thereafter. The 16,750 options were granted on May 21, 1999 and vest 25% on April 1, 2001 and 12.5% every six months thereafter.
(2) Based on a ten-year option term and annual compounding, the 5% and 10% calculations are set forth in compliance with the rules of the Securities and Exchange Commission. The appreciation calculations do not take into account any appreciation in the price of the common stock to date and are not necessarily indicative of future values of stock options or the common stock.

         AGGREGATED STOCK OPTION EXERCISES IN 1999 AND YEAR-END VALUES

   The following table sets forth information regarding the number and value of unexercised stock options held by each of the Named Executive Officers as of December 31, 1999. None of the Named Executive Officers holds SARs.

                                                            Number of
                                                           Unexercised          Value
                                                            Options at   of Unexercised In-
                                                           Fiscal Year    the-Money Options
                                                               End             ($) at
                          Number of Shares      Value      Exercisable/   Fiscal Year End
                           Acquired Upon      Realized    Unexercisable     Exercisable/
Name                     Exercise of Option Upon Exercise      (1)        Unexercisable (2)
----                     ------------------ ------------- -------------- -------------------
Robert C. Taylor, Jr....        --               --            --                --
John R. Barnicle........        --               --            --                --
Joseph A. Beatty........        --               --            --                --
Brian F. Addy...........        --               --            --                --
Renee M. Martin.........       20,000         $455,500    23,125/117,375 $481,681/$2,434,791

--------
(1) These shares represent shares issuable pursuant to stock options granted under our 1997 Plan.
(2) In accordance with the SEC's rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $23.63, the average of the high and low common stock price reported for Nasdaq National Market on December 31, 1999. Based upon the closing price of our common stock on March 31, 2000, the exercisable and unexercisable options would have aggregate values equal to $1,295,000 and $6,573,000, respectively.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and officers and persons who own more than 10 percent of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports in changes in ownership in our common stock, and to furnish us with copies of all the reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other Forms 5 were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to our directors, officers and greater than 10 percent beneficial owners were complied with, except that Messrs. Crawford and Yovovich, two of our directors, inadvertently failed to report acquisitions of our common stock on Forms 4 during July and August 1999, which acquisitions were subsequently reported on Forms 5.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

   The Compensation Committee is responsible for establishing salaries, incentives and other forms of compensation for Focal's directors, officers and key employees and for administering Focal's equity incentive plans (other than with respect to the grant of stock options under Focal's 1998 Plan to non-executive employees, which is now administered by the Stock Option Committee) and other incentive and benefit plans.

   Focal's mission is to become the provider of choice for data and voice communications to large, communications-intensive customers in its target markets. To accomplish this objective, the Committee has developed a compensation program designed to attract, retain, and motivate executives, and to reinforce and complement sound management practices. In addition, the Committee seeks to align the executives' interests with those of Focal and its stockholders by providing executives with the potential for significant equity ownership. Focal's compensation program focuses on:

  . annual base salary compensation;

  . annual cash performance bonus; and

  . performance-based compensation consisting of equity-based awards.

   Several of Focal's executive officers were founding investors in Focal and therefore have significant equity ownership, a portion of which remains subject to vesting based on the executive's continued service with Focal. When setting annual base and performance compensation, the Committee takes into account this existing ownership and the incentives it provides. The Committee also looks to the following criteria in determining an individual executive's annual compensation package:

  . Focal's overall financial and operational performance;

  . The competitive nature of the marketplace; and

  . The individual executive's performance.

   Annual Salaries. Base salaries for Focal's executive officers are determined by evaluating a number of subjective factors, including, among others, the level and scope of responsibilities associated with the position held, the experience of the individual, and the individual's contribution to Focal's performance. Some attention is also given to base salaries for comparable positions at comparable companies within Focal's industry, as well as the equity interests in Focal already held by the Named Executive Officers. No specific weight was given to any of these factors because each of the factors was considered significant and the relevance of certain factors varied among the executive officers.

   Annual Bonuses. Focal considers the payment of cash bonuses an important component of the incentive compensation provided to each of its executive officers. Bonus targets for each executive officer are determined annually by the Committee. The determination of whether targeted bonuses, or a greater or lesser amount, should be paid is based on a number of factors, including corporate and individual performance, and is largely a subjective determination of the Committee.

   Equity Compensation. The Committee uses grants of stock options to deliver a competitive compensation package that motivates executives to make decisions that will increase the value of Focal's common stock, thus providing an appropriate focus on Focal's long-term growth.

   Stock options, which are currently granted under Focal's 1998 Plan, are granted with exercise prices not less than the fair market value of Focal's shares on the date of grant, providing no value to the executive unless Focal's stock price increases after the grants are made. The options become exercisable in installments over time and may become exercisable earlier if certain events occur in connection with a Change in Control of Focal (as defined in the 1998
Plan). The options have a term of ten years. The 1998 Plan also authorizes the grant of SARs, restricted stock, deferred stock, performance shares and performance units, none of which was granted in 1999.

   Prior to our initial public offering, stock options were granted under our 1997 Plan. The option agreements between Focal and optionees under the 1997 Plan provide that, upon the occurrence of a Change in Control (as defined in the 1997 Plan), the portion of the option that would have vested in the twelve-month period following the Change in Control (if the optionee remained employed by Focal during that period) will automatically become vested as of the date of the Change in Control. In addition, if Focal terminates the optionee's employment, actually or constructively, in connection with or in anticipation of a Change in Control, or within two years after a Change in Control, all of the optionee's remaining options will automatically become vested and exercisable as of the date of termination. No further grants will be made under the 1997 Plan.

   Compensation of our Chief Executive Officer. During 1999, Mr. Taylor's annual base salary was increased to $250,000 to reflect Focal's outstanding performance under his continued leadership and the achievement of certain goals, such as completion of Focal's initial public offering of common stock in August 1999 and Focal's expansion to 16 markets by the end of 1999. The Committee believes this salary is generally competitive with the salaries of CEOs in companies that compete with Focal, although precise comparisons may be misleading because our competitors include both start-up companies and companies of greater size than Focal. Mr. Taylor also received an incentive bonus as a result of Focal's fiscal 1999 performance, which equaled approximately 80% of his current base salary, based on the Committee's subjective review of a number of corporate and individual performance criteria.

   Mr. Taylor owns, beneficially, approximately 4.7% of Focal's common stock through a combination of founder stock, stock that has vested pursuant to Mr. Taylor's employment agreement and restricted stock agreement, and stock that remains subject to vesting pursuant to Mr. Taylor's restricted stock agreement. As a result, the Committee believes that Mr. Taylor's long-term interests are sufficiently aligned with those of Focal and its stockholders and did not grant to Mr. Taylor any equity compensation in fiscal 1999.

Policy With Respect to the $1 Million Deduction Limit

   Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to the Chief Executive Officer and the four most highly compensated officers serving at year end to $1,000,000, unless certain requirements are met. The Committee's intent is to operate its compensation programs for the executive officers subject to the deduction limit so the corporate tax deduction is maximized on compensation paid; however, the Committee will only do so to the extent practicable, and consistent with Focal's overall compensation philosophy.

   The Committee believes that compensation realized from the exercise of stock options or other awards under Focal's stock incentive plans (which were approved by Focal's stockholders prior to its initial public offering of common stock in August 1999) are exempt from the $1,000,000 cap imposed by Section 162(m); however, certain elements of executive compensation, such as base salary, cash bonus, and vesting of restricted stock granted to Focal's founders in 1998, are not exempt from the $1,000,000 exemption and may cause a portion of executive compensation to exceed the deductibility limit.

   Elsewhere in this Proxy Statement, the Board of Directors is recommending to the stockholders an amendment of Focal's 1998 Plan. The Committee believes that adoption of this amendment will allow Focal to deduct compensation arising under the 1998 Plan, as amended, pursuant to Section 162(m).

Conclusion

   The Committee believes that the executive compensation policies described in this report serve the interests of stockholders and Focal effectively. The various compensation vehicles used maintain an appropriate balance between motivating achievement of short-term goals and strategically leading Focal in a direction to provide long-term success. The Committee will continue to monitor the effectiveness of Focal's total compensation program to ensure that it meets Focal's needs.

Compensation Committee:

     James E. Crawford, III      Director
     John A. Edwardson           Director
     James N. Perry, Jr.         Director
     Paul G. Yovovich            Director

                               PERFORMANCE GRAPH

   The following graph compares our cumulative total shareholder return on common stock since our common stock began trading on the Nasdaq National Market in connection with our initial public offering, on July 28, 1999, to December 31, 1999, to the cumulative total returns Nasdaq Composite Index and the Nasdaq Telecommunications Stock Index, comprised of publicly traded companies that are principally engaged in the telecommunications business, for the same five-month period. Focal's total return is based on an investment of $100 on July 28, 1999 at its closing price of $19.50. Prices are as of the end of each period. Past financial performance should not be considered to be an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                         7/28/1999 8/31/1999 9/30/1999 10/29/1999 11/30/1999 12/31/1999
Focal...................  100.00    124.68    131.41     106.09     121.15     123.72
Nasdaq Composite........  100.00    101.38    101.21     108.57     120.15     146.07
Nasdaq Telecom..........  100.00     91.88     91.22     108.01     112.61     129.72

                             EMPLOYMENT AGREEMENTS

   Focal is a party to identical Executive Stock Agreement and Employment Agreements ("Employment Agreements") with each of Mr. Taylor, Mr. Barnicle, Mr. Beatty and Mr. Addy (the "Executive Investors"). The Employment Agreements provide that each Executive Investor will receive a minimum base salary of $120,000 (or any greater amount approved by a majority of the Board of Directors, including certain designees of our institutional investors) and bonuses determined by the Board of Directors and based upon our achievement of performance goals set in advance of each year in the sole discretion of the Board of Directors. Unless he is terminated for cause, each Executive Investor is entitled for a period of between six and 18 months following termination of his employment with us (depending on the basis for termination) to continue to receive his salary and medical benefits, less any amounts the Executive Investor receives as compensation for other employment.

   We entered into an employment agreement with Ms. Martin on March 20, 1998, on substantially the same employment terms as the Executive Investors.

   We entered into an employment agreement with Michael Mael, an Executive Vice President of Focal, on January 8, 2000. Mr. Mael's agreement provides that he will receive a minimum base salary of $225,000 (or any greater amount approved by a majority of the Board of Directors) and bonuses determined by the Board in their sole discretion. In addition to the employment agreement, on January 20, 2000, we granted to Mr. Mael 150,000 shares of restricted stock under our 1998 Plan, which shares are subject to forfeiture until they vest under the agreement. One-third of the shares vest under the agreement on each of the first three anniversaries of January 31, 2000, provided that Mr. Mael remains in our employment. If Mr. Mael is terminated by us other than for cause, leaves for good reason, dies or becomes disabled, all of the shares immediately become non-forfeitable and fully vested.

   Each Employment Agreement and Ms. Martin's and Mr. Mael's agreements also require the Executive Investor, Ms. Martin or Mr. Mael, as applicable, to assign to us all inventions developed in the course of employment, maintain the confidentiality of our proprietary information, and refrain from competing with and soliciting employees from Focal during his or her employment and for a period of up to eighteen months after his or her termination. During this period, after any applicable severance pay period has expired, the Executive Investor, Ms. Martin or Mr. Mael, as applicable, is entitled to receive noncompetition compensation equal to his or her salary and medical benefits (net of any amounts he or she receives as compensation for other employment), unless he or she breaches his or her non-disclosure, non-compete, or non-solicitation obligations.

   Pursuant to the Employment Agreements and in exchange for shares of common stock held by the Executive Investors prior to November 27, 1996:

  . 2,500,000 shares of common stock subject to time-vesting requirements set forth in the Employment Agreements were issued to each of the Executive Investors on November 27, 1996; and

  . 1,838,943 shares of common stock subject to performance-vesting requirements set forth in the Vesting Agreements (as defined below) were issued to each of the Executive Investors on November 27, 1996. Of these shares, 1,588,943 were canceled in connection with the September 30, 1998 amendments to the Vesting Agreements. The remaining 250,000 shares became subject to time-vesting requirements set forth in Restricted Stock Agreements signed on September 30, 1998. Of these shares, 175,000 shares issued to Messrs. Taylor, Barnicle and Beatty remain subject to future vesting requirements. See "--Vesting Agreements."

   All of the 2,500,000 shares issued on November 27, 1996 that were subject to time-vesting requirements under the Employment Agreements have vested.

Vesting Agreements

   Pursuant to the original terms of three separate Vesting Agreements (the "Vesting Agreements"), each dated November 27, 1996, among Focal, the Executive Investors and each of our institutional investors, each of the Executive Investors was entitled to earn 1,838,943 shares of common stock if specified financial performance criteria were satisfied. If any of these shares of common stock vested, an equal number of shares of common stock held by the institutional investors would be forfeited by the institutional investors.

   Pursuant to amendments to the Vesting Agreements, on September 30, 1998, the Vesting Agreements terminated and:

  . The institutional investors collectively forfeited 2,500,000 shares of common stock

  . The Executive Investors each forfeited 1,588,943 shares of common stock held by them (or a total of 6,355,770 shares for all Executive Investors)

  . 250,000 shares of common stock held by each Executive Investor were vested and became subject to new time-vesting requirements based on periods of continuous service with us (the "Restricted Shares"). Twenty percent of the Restricted Shares immediately vested and the remaining Restricted Shares vest 10% on September 30, 1999, 15% on September 30, 2000, 20% on September 30, 2001 and 35% on September 30, 2002. The Executive Investors are entitled to voting, dividend and other ownership rights with respect to the Restricted Shares, but the Restricted Shares are subject to restrictions on transfer until they vest. Vesting of the Restricted Shares is accelerated under specified circumstances, including upon a Change in Control (as defined in the restricted share agreements) or the Executive Investor's death or disability.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

   The table below sets forth information regarding beneficial ownership of our common stock as of February 29, 2000 for:

  . Each of the Named Executive Officers

  . Each of our directors

  . All of our executive officers and directors as a group

  . Each other person who we know beneficially owns 5% or more of our common stock.

Unless otherwise noted, the address of each Named Executive Officer and Director of Focal is 200 North LaSalle Street, Suite 1100, Chicago, Illinois 60601.

                                                       Number of
                                                         Shares      Percent
                                                      Beneficially Beneficially
Name                                                   Owned (1)      Owned
----                                                  ------------ ------------
Named Executive Officers
Robert C. Taylor, Jr. (2)............................   2,865,385       4.7%
John R. Barnicle (3).................................   2,794,585       4.6%
Joseph A. Beatty (4).................................   2,865,385       4.7%
Renee M. Martin (5)..................................      35,687         *
Directors
James N. Perry, Jr. (6)..............................  21,606,425      35.5%
Paul J. Finnegan (7).................................  21,606,425      35.5%
James E. Crawford III (8)............................  10,084,010      16.6%
Richard D. Frisbie (9)...............................   5,041,365       8.3%
Paul G. Yovovich (10)................................     289,850         *
John A. Edwardson (11)...............................     202,134         *
All Executive Officers and Directors as a Group (13
 Persons) (12).......................................  45,988,013      75.3%
Other Owners
Madison Dearborn Capital Partners, L.P. (13).........  21,606,425      35.5%
Frontenac VI, L.P. (14)..............................  10,082,980      16.6%
Battery Ventures III, L.P. (15)......................   5,041,365       8.3%
Brian F. Addy (16)...................................   2,690,385       4.4%

--------
*  Less than 1% of the issued and outstanding shares of our common stock.
 (1) In accordance with the rules of the Securities and Exchange Commission, each beneficial owner's holding has been calculated assuming full exercise of outstanding warrants and options exercisable by the holder within 60 days after February 29, 2000, but no exercise of outstanding warrants and options held by any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to applicable community property laws.
 (2) Includes 175,000 shares of common stock subject to vesting provisions contained in the executive's Restricted Stock Agreement. Also includes 1,115,385 shares of common stock held by Mistral Partners, L.P., a family limited partnership. Mr. Taylor exercises sole voting and investment power over shares held by this partnership.
 (3) Includes 175,000 shares of common stock subject to vesting provisions contained in the executive's Restricted Stock Agreement, respectively. Also includes 350,000 shares of common stock held by JRB Partners, L.P., a family limited partnership. Mr. Barnicle exercises sole voting and investment power over shares held by this partnership.

 (4) Includes 175,000 shares of common stock subject to vesting provisions contained in the executive's Restricted Stock Agreement. Also includes 865,000 shares of common stock held by Coventry Court Partners, L.P., a family limited partnership. Mr. Beatty exercises sole voting and investment power over shares held by this partnership. Mr. Beatty was elected to the Board of Directors in April 2000.
 (5) Consists of shares of common stock subject to options which are exercisable within 60 days of February 29, 2000.
 (6) Mr. Perry, a director, owns no shares in his own name. Consists of shares of common stock owned by Madison Dearborn. See footnote 13 below. Mr. Perry's address is c/o Madison Dearborn Partners, Inc., 70 West Madison Street, Suite 3800, Chicago, IL 60602.
 (7) Mr. Finnegan, a director, owns no shares in his own name. Consists of shares of common stock owned by Madison Dearborn. See footnote 13 below. Mr. Finnegan's address is c/o Madison Dearborn Partners, Inc., 70 West Madison Street, Suite 3800, Chicago, IL 60602.
 (8) Mr. Crawford, a director, owns no shares in his own name. Consists of shares of common stock owned by Frontenac and 1,030 shares of common stock owned by Mr. Crawford's son. See footnote 14 below. Mr. Crawford's address is c/o Frontenac Company, 135 South LaSalle Street, Suite 3800, Chicago, IL 60603.
 (9) Mr. Frisbie, a director, owns no shares in his own name. Consists of shares of common stock owned by Battery. See footnote 15 below. Mr. Frisbie's address is c/o Battery Ventures, 20 William Street, Wellesley, MA 02481.
(10) Includes 151,716 shares of common stock and an additional 138,134 shares of common stock subject to options which are exercisable within 60 days of February 29, 2000.
(11) Includes 150,000 shares of common stock and an additional 52,134 shares of common stock subject to options which are exercisable within 60 days of February 29, 2000.
(12) Includes 45,741,871 shares of common stock and an additional 246,142 shares of common stock subject to options which are exercisable within 60 days of February 29, 2000.
(13) Consists of shares of common stock owned by Madison Dearborn, Messrs. Perry and Finnegan, directors of Focal, principals of Madison Dearborn Capital Partners, Inc., the ultimate general partner of Madison Dearborn. Because of these positions, Messrs. Perry and Finnegan share voting and investment power with respect to the shares owned by Madison Dearborn. The address of Madison Dearborn is 70 West Madison Street, Suite 3800, Chicago, IL 60602.
(14) Consists of shares of common stock owned by Frontenac. Mr. Crawford, a director, is a general partner of Frontenac Company, the general partner of Frontenac. Because of this position, Mr. Crawford shares voting and investment power with respect to the shares owned by Frontenac. The address of Frontenac is 135 South LaSalle Street, Suite 3800, Chicago, IL 60603.
(15) Consists of shares of common stock owned by Battery Ventures. Mr. Frisbie, a director, is a managing general partner of Battery Ventures. Because of this position, Mr. Frisbie shares voting and investment power with respect to the shares owned by Battery Ventures. The address of Battery Ventures is 20 William Street, Wellesley, MA 02481.
(16) Mr. Addy is a "Named Executive Officer." He resigned from Focal effective January 7, 2000. Includes 1,115,385 shares of common stock held by Ad-Venture Capital Partners, L.P., a family limited partnership. Mr. Addy exercises sole voting and investment power over shares held by this partnership.

                              CERTAIN TRANSACTIONS

The Stock Purchase Agreement and Stockholders' Agreement

   We have entered into a Stock Purchase Agreement with some of our stockholders, dated as of November 27, 1996 and amended after that date. Pursuant to the Stock Purchase Agreement and additional related agreements, our existing stockholders were granted registration rights described below.

   The Stock Purchase Agreement also requires us to:

  . Deliver financial information to our institutional investors and certain of their transferees in a private sale of shares of common stock

  . Provide access by our institutional investors, and certain of their transferees in a private sale of shares of common stock, to our physical properties, books and records

  . Comply with the periodic reporting requirements under the Securities
    Exchange Act of 1934 to enable holders of "restricted shares" of common stock to sell those shares of common stock pursuant to Rule 144 under the Securities Act of 1933 or a short-form registration statement under the Securities Act of 1933.

Registration Rights

   Focal has granted registration rights to some holders of its common stock. These holders of common stock have the benefit of the following demand registration:

  . Subject to minimum dollar amounts, Madison Dearborn may demand two registrations on Form S-1

  . Frontenac and Battery may each demand one registration on Form S-1

  . The holders of 8% of all shares of common stock subject to the registration agreement may demand an unlimited number of registrations on Form S-2 or Form S-3.

   In addition, stockholders that have been granted registration rights have unlimited "piggyback" registration rights under which they have the right to request that we register their shares of common stock whenever we register any of our securities under the Securities Act of 1933 and the registration form to be used may be used for the registration of their shares of common stock. These piggyback registration rights will not, however, be available:

  . If the piggyback registration is in connection with an underwritten registration and the managing underwriter concludes that including shares of common stock owned by holders of "piggyback" registration rights would have an adverse impact on the marketing of the securities to be sold in the underwritten offering

  . For registrations undertaken because of a demand registration.

      PROPOSAL NO. 2: AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000
                        AND PREFERRED STOCK TO 5,000,000

   On April 27, 2000, our Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock, par value $.01 per share, and preferred stock, par value $.01 per share, that we are authorized to issue from 100,000,000 to 250,000,000 shares and from 2,000,000 to 5,000,000 shares, respectively. As of March 31, 2000, we had 60,897,488 shares of common stock and no shares of preferred stock issued and outstanding. After giving effect to shares reserved for future issuance under our employee benefit plans, approximately 32,000,000 shares of common stock and 2,000,000 shares of preferred stock are available for issuance. If our stockholders approve this amendment, an additional 150,000,000 shares of common stock and 3,000,000 shares of preferred stock will be available for issuance.

   The Board of Directors believes it is in the best interests of Focal and its stockholders to increase the authorized number of shares of common stock and preferred stock. The additional shares will provide an adequate supply of common stock and preferred stock for possible future transactions, such as stock dividends or splits, the sale of stock to raise additional capital, acquisitions of other businesses or properties where the use of common stock or preferred stock is deemed advantageous, implementation of other employee benefit and stock option plans, and other general purposes.

   We have no present plan to issue the shares of common stock and preferred stock proposed to be authorized. The Board of Directors would have sole discretion, however, to authorize the issuance of the additional shares of common stock and preferred stock (including, with respect to the preferred stock, to designate shares in one or more series with such preferences, limitations and relative rights as the Board of Directors may determine) from time to time for any corporate purpose without further action by the stockholders, except as required by the Nasdaq National Market or any other national securities exchange on which our stock may be traded or other applicable laws or regulations. The additional shares of common stock and preferred stock, like the currently authorized shares, would not have statutory pre-emptive rights.

Potential Anti-Takeover Effects

   Our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, and the General Corporation Law of the State of Delaware contain provisions that could make more difficult or delay the acquisition of control of Focal by various means such as a tender offer, open market purchases, a merger, proxy contest, or otherwise. These provisions, include, among other things, a supermajority vote requirement for actions of the stockholders with respect to the approval of specified business combinations and having a classified Board of Directors. The purpose of these provisions is to discourage certain types of transactions that may involve an actual or threatened change in control of Focal and encourage persons that seek to acquire control of Focal to consult first with our Board of Directors to negotiate the terms of any proposed business combination or offer. The provisions are designed to reduce the vulnerability of Focal to an unsolicited proposal for a takeover that does not contemplate the acquisition of all outstanding shares or is otherwise unfair to our stockholders, or an unsolicited proposal for the restructuring or sale of all or part of Focal.

   The additional authorized shares of preferred stock could be used to further discourage persons from attempting to gain control of Focal by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. We are not currently aware of any effort to obtain control of Focal, and have no plans to use the new shares of preferred stock for purposes of discouraging any such effort.

The Amendment

   The Board of Directors proposes that the first paragraph of Article Fourth,
Section 1 of our Amended and Restated Certificate of Incorporation be amended to read as follows:

   "The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 255,000,000 shares, consisting of 250,000,000 shares of Common Stock, par value $.01 per share ("Common Stock") and 5,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock")."

   Under Section 242 of the General Corporation Law of the State of Delaware, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for approval of the above-described amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND OUR
  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED
    SHARES OF COMMON STOCK AND PREFERRED STOCK TO 250,000,000 AND 5,000,000,
                                 RESPECTIVELY.

                PROPOSAL NO. 3: APPROVAL OF THE AMENDMENT OF OUR
                   1998 EQUITY AND PERFORMANCE INCENTIVE PLAN

   On April 27, 2000, our Board of Directors approved and adopted, subject to stockholder approval, certain amendments to our 1998 Equity and Performance Incentive Plan (the "1998 Plan," and, as amended, the "Amended 1998 Plan") to increase the number of shares of our common stock, par value $.01 per share, available for issuance under the 1998 Plan from 1,768,000 to 12,050,000. The Board of Directors believes that the 1998 Plan has been and continues to be an important incentive to attract, maintain, and motivate officers, employees and consultants of Focal. The Board of Directors believes that the ability to grant additional options will help retain and attract such personnel.

   A summary description of the Amended 1998 Plan is set forth below. The summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended 1998 Plan, a copy of which is attached as Exhibit A to this Proxy Statement. Terms that are used but not defined in this Summary are used as defined in the Amended 1998 Plan.

Summary of the Amended 1998 Plan

   General. The principal purposes of the Amended 1998 Plan are to attract and retain consultants, officers, and other key employees of Focal and its subsidiaries and to provide incentives and rewards for their superior performance. The Amended 1998 Plan will afford our Board of Directors the ability to design compensatory awards that are responsive to our needs, and includes authorization for stock options, appreciation rights, restricted shares, deferred shares, performance shares, and performance units. The Amended 1998 Plan will supplement our current compensation programs available to eligible employees.

   Available Shares. Notwithstanding anything else in the Amended 1998 Plan to the contrary and subject to adjustment as provided under the Amended 1998 Plan, the number of shares of common stock that may be issued or transferred under the Amended 1998 Plan must not in the aggregate exceed 12,050,000 shares of common stock, 10,282,000 of which are being added by the amendments), plus any shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any option price or upon satisfaction of any withholding amount.

   As of March 31, 2000, the closing price per share of common stock as reported on the Nasdaq National Market was $56.00.

   Eligibility. Consultants, officers and other key employees of Focal and its subsidiaries may be selected by the Board to receive benefits under the Amended 1998 Plan. As of March 31, 2000, we had approximately 747 full-time employees.

   Option Rights. Option Rights may be granted under the Amended 1998 Plan that entitle the participant to purchase shares of common stock at a price which may not be less than the market value per share on the date of grant. Each grant of Option Rights will be evidenced by an agreement between us and the participant containing terms and provisions, consistent with the Amended 1998 Plan, that the Board approves.

   Each grant of Option Rights will specify whether the Option price is payable:

  . in cash or by check or by other cash equivalent acceptable to Focal;

  . by the tender to Focal of shares of common stock owned by the participant having a value at the time of exercise equal to the Option price;

  . by delivery of irrevocable instructions to a financial institution or broker to deliver promptly to Focal sale or loan proceeds with respect to the shares of common stock sufficient to pay the total Option price;

  . through the participant's written election to have shares of common stock withheld by Focal from the shares otherwise received, the withheld shares having a value on the date of exercise equal to the Option price of the shares purchased; or

  . by any combination of these payment methods.

   On or after the date of grant of any Option Rights, the Board may provide for the automatic grant of Reload Option Rights to a participant upon the exercise of Option Rights (including Reload Option Rights) using shares of common stock or other consideration specified in the Amended 1998 Plan. Reload Option Rights would cover up to the number of shares of common stock, Deferred Shares, Option Rights or Performance Shares (or the number of shares of common stock having a value equal to the value of any Performance Units), surrendered to Focal upon exercise in payment of the Option price or to meet any withholding obligations. A Reload Option may have an Option price that is less than the applicable market value per share at the time of exercise and will be on terms specified by the Board, which may be the same as or different from those of the original Option Rights.

   Option Rights granted under the Amended 1998 Plan may be options that are intended to qualify as incentive stock options, options that are not intended to so qualify, or combinations of the foregoing.

   The Board may, on or after the date of grant of any Option Rights (other than the grant of an incentive stock option), provide for the payment of dividend equivalents to the participant on a current, deferred or contingent basis or may provide that any equivalents be credited against the price of the Option.

   Any grant may provide for payment of the Option price, at the participant's election, in installments (with or without interest) upon terms determined by the Board. No Option Right may be exercised more than ten years from the date of grant. Each grant will specify the period of continuous service with Focal or any subsidiary, if any, or other conditions (including the achievement of Management Objectives) that must be satisfied before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of the Option Rights in the case of a Change in Control or other events. Successive grants may be made to the same participant whether or not Option Rights previously granted to the participant remain unexercised.

   Appreciation Rights. An Appreciation Right is a right, exercisable either by surrender of the related Option Right (if granted in tandem with an Option Right, so long as the Option Right has not been exercised or terminated) or by itself (if granted as a free-standing Appreciation Right), to receive from Focal an amount determined by the Board that may not exceed 100% of the difference between the base price set for the Appreciation Right and the market value per share on the date of exercise. Any grant may specify that the amount payable upon exercise of the Appreciation Right may be paid by Focal in cash, in shares of common stock or in any combination thereof, and may grant either to the participant or the Board the right to elect among those alternatives.

   Any grant may specify that the amount payable upon exercise of the Appreciation Right may not exceed a maximum specified by the Board at the date of grant. Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

   Any grant may specify that the Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control. Any grant may provide for the payment to the participant of dividend equivalents thereon in cash or shares of common stock on a current, deferred or contingent basis. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise those rights.

   Any grant of tandem Appreciation Rights will provide that the tandem Appreciation Rights may be exercised only at a time when the related Option Rights are also exercisable and the difference between the market value per share and the Option price is positive and by surrender of the related Option Rights for cancellation.

   Each grant will specify in respect of each free-standing Appreciation Right a base price, which will be equal to or greater or less than the market value per share on the date of grant. Successive grants may be made to the same participant regardless of whether any free-standing Appreciation Rights previously granted to the participant remain unexercised. No free-standing Appreciation Right granted under this Amended 1998 Plan may be exercised more than ten years from the date of grant.

   Each grant of Appreciation Rights will be evidenced by an agreement between us and the participant containing terms and provisions, consistent with the Amended 1998 Plan, that the Board approves.

   Restricted Shares. A grant or sale of Restricted Shares involves the immediate transfer by us to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The participant is immediately entitled to voting, dividend and other ownership rights in the shares subject to a substantial risk of forfeiture and restrictions on transfer. The grant or sale may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant.

   Restricted Shares must be subject to a "substantial risk of forfeiture" (as defined under Section 83 of the Internal Revenue Code) for a period to be determined by the Board at the date of grant. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve Focal as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board at the date of grant. The Board may provide for a shorter period during which the forfeiture provisions apply in the case of a Change in Control or other events.

   Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the risk of forfeiture and restrictions on transfer applicable to the shares. See "Management Objectives" described below. Each grant may specify in respect of these Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

   Any grant or sale of Restricted Shares may require that any or all dividends or other distributions paid on the Restricted Shares during the period of a risk of forfeiture and restrictions on transfer be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

   Each grant of Restricted Shares will be evidenced by an agreement between us and the participant containing terms and provisions, consistent with the Amended 1998 Plan, that the Board approves.

   Deferred Shares. A grant or sale of Deferred Shares constitutes an agreement by us to deliver shares of common stock to the participant in the future in consideration of the performance of services and subject to the fulfillment of conditions that the Board may specify during a deferral period determined by the Board. The Board may provide for a shorter deferral period in the case of a Change in Control or other event. During the deferral period, the participant has no rights of ownership in the Deferred Shares, no right to vote the shares and, except as provided under the Amended 1998 Plan, no right to transfer any rights under the award, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on the shares on a current, deferred or contingent basis, in either cash or in additional shares of common stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant.

   Each grant of Deferred Shares will be evidenced by an agreement between us and the participant containing terms and provisions, consistent with the Amended 1998 Plan, that the Board approves.

   Performance Shares and Performance Units. A Performance Share is a bookkeeping unit that records the equivalent of one share of common stock and a Performance Unit is a bookkeeping unit that records the equivalent of $1.00. Each grant of Performance Shares or Performance Units must specify Management Objectives that, if achieved during a specified period, will result in payment or early payment of the award, and each grant may specify in respect of the specified Management Objectives a minimum acceptable level of achievement and a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The performance period is determined by the Board at the time of grant and begins on the date of grant. The Board may provide for a shorter period in the case of a Change in Control or other event. Each grant of Performance Shares or Performance Units must specify that, before the Performance Shares or Performance Units are deemed earned and paid, the Board must certify that the Management Objectives have been satisfied.

   Each grant will specify the time and manner of payment of Performance Shares or Performance Units earned. Any grant may specify that the amount payable with respect thereto may be paid in cash or shares of common stock or any combination thereof and may grant to the participant or the Board the right to elect among those alternatives. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the date of grant. Any grant of Performance Units may specify that the amount payable or the number of shares of common stock issuable or transferable with respect thereto may not exceed maximums specified by the Board at the date of grant. At or after the date of grant of Performance Shares, the Board may provide for the payment of dividend equivalents thereon on a current, deferred or contingent basis, in either cash or shares of common stock.

   Each grant of Performance Shares or Performance Units will be evidenced by an agreement between us and the participant containing terms and provisions, consistent with the Amended 1998 Plan, that the Board approves.

   Management Objectives. Management Objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department, region or function within Focal or a subsidiary in which the participant is employed. Management Objectives may be made relative to the performance of other corporations.

   Transferability. Except as otherwise determined by the Board, but subject to the provisions of the Amended 1998 Plan, no Option Right, Appreciation Right or other derivative security granted under the Amended 1998 Plan is transferable by a participant other than by will or the laws of descent and distribution.

   The Board may specify at the date of grant of an award that part or all of the shares of common stock that are to be issued or transferred by Focal upon exercise of Option Rights or Appreciation Rights, upon termination of the deferral period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or that are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the Amended 1998 Plan, will be subject to further restrictions on transfer.

   Adjustments. The Board will make or provide for adjustments in the numbers of shares of common stock covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares, the prices per share applicable thereto, and the kind of shares or other securities covered thereby, as the Board determines is required to prevent dilution or expansion of participants' rights that otherwise would result from stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events. In the event of any of these transactions or events, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Amended 1998 Plan alternative consideration as it, in good faith, determines to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board will also make or provide for adjustments in the numbers of shares available for issuance under the Amended 1998 Plan as the Board may determine appropriate to reflect any transaction or event described above, except that any adjustment in the number applicable to incentive stock options will be made only if the adjustment would not cause any Option Right intended to qualify as an incentive stock option to fail to so qualify.

   Administration and Amendments. The Amended 1998 Plan will be administered by our Board of Directors, except that the Board may from time to time delegate any or all of its authority under the Amended 1998 Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two non-employee directors. Our Board has delegated its authority to administer the 1998 Plan to the Compensation Committee and the Stock Option Committee. The Board, or Committee, as appropriate, is authorized to interpret the Amended 1998 Plan and related agreements and other documents.

   Our Board may amend the Amended 1998 Plan from time to time in whole or in part without further approval by our stockholders, except where stockholder approval is otherwise required by applicable law or the rules of the principal exchange upon which our common stock is then trading.

   Duration; Termination. No grant will be made under the Amended 1998 Plan after the tenth anniversary of the date that the 1998 Plan was approved by the stockholders, or July 23, 2009. All grants made under the Amended 1998 Plan prior to termination will continue in effect after the Amended 1998 Plan is terminated subject to their terms and the terms of the Amended 1998 Plan.

Federal Income Tax Consequences

   Following is a brief summary of certain of the federal income tax consequences of certain transactions under the Amended 1998 Plan based on federal income tax laws in effect on January 1, 2000. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Tax Consequences to Participants

   Non-Qualified Stock Options. In general:

  . no income will be recognized by an optionee at the time a non-qualified stock option is granted;

  . at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

  . at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

   Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of common stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of these shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

   If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale of exchange) over the option price paid for the shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

   Appreciation Rights. A participant will not recognize income upon the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant will generally be required to include as ordinary taxable income in the year of the exercise an amount equal to the amount of any cash, and the fair market value of any unrestricted shares of common stock, received upon exercise.

   Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the participant at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code ("restrictions"). However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the restrictions) over the purchase price if any, of the Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares subject to restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

   Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of common stock on the date that the shares are transferred to the participant under the award, reduced by any amount paid by the participant, and the capital gains/loss holding period for the shares will also commence on the date the shares are transferred to the participant.

   Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment with respect to Performance Shares or Performance Units earned, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received.

Tax Consequences to Focal

   To the extent that a participant recognizes ordinary income in the circumstances described above, Focal will generally be entitled to a corresponding deduction, provided, among other things, that such income meets the test of reasonableness, is an ordinary and necessary business expense, does not along with other income of the participant exceed the limitation on deductible compensation under Section 162(m) of the Internal Revenue Code and is not an "excess parachute payment" within the meaning of Section 2806 of the Internal Revenue Code.

Awards Received

   The amount and types of awards which may be granted in the future under the Amended Plan are subject to the discretion of the Board of Directors and, therefore, cannot be determined. The following table shows the dollar value and number of shares subject to awards made under the 1998 Plan before January 1, 2000.

                           Stock Options    Restricted Shares     Performance Shares
                         ------------------ -------------------   ---------------------
                                   Value                Value                   Value
Name and Position        Number    ($)(1)    Number     ($)(1)     Number      ($)(1)
-----------------        ------- ---------- --------   --------   ---------   ---------
Robert C. Taylor, Jr.
  President and
  Chief Executive
  Officer...............     --         --         --         --          --          --
John R. Barnicle
  Executive Vice
  President and
  Chief Operating
  Officer...............     --         --         --         --          --          --
Joseph A. Beatty
  Executive Vice
  President and
  Chief Financial
  Officer...............     --         --         --         --          --          --
Brian F. Addy
  Executive Vice
  President (2).........     --         --         --         --          --          --
Renee M. Martin
  Senior Vice President,
  General Counsel and
  Secretary.............     --         --         --         --          --          --
Executive Group.........     --         --         --         --          --          --
Non-Executive Director
 Group..................     --         --         --         --          --          --
Non-Executive Employee
 Group.................. 336,500 11,493,494        --         --          --          --

--------
(1) Based on the average high and low price per share on March 31, 2000 as reported on the Nasdaq National Market.
(2) Mr. Addy resigned from Focal, effective January 7, 2000.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                VOTE "FOR" THE AMENDMENTS TO THE 1998 EQUITY AND
                          PERFORMANCE INCENTIVE PLAN.

                 PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

   We have appointed Arthur Andersen LLP as our independent accountants to examine our financial statements for the year ending December 31, 2000. Arthur Andersen LLP has served as our independent accountants since our inception in 1996. A resolution to ratify the appointment will be presented at the Annual Meeting. A majority of the shares present and entitled to vote must vote in favor to ratify the appointment.

   One or more representatives of Arthur Andersen LLP are expected to attend the meeting. They will have an opportunity to make a statement and will be available to answer appropriate questions.

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
            RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

                             ADDITIONAL INFORMATION

Stockholder Proposals for Our 2001 Annual Meeting

   Any stockholder proposal to be considered by us for inclusion in our proxy statement and form of proxy for next year's Annual Meeting of Stockholders, expected to be held in May 2001, must be received by our Secretary at our principal executive offices located at 200 North LaSalle Street, Suite 1100, Chicago, Illinois 60601, no later than January 12, 2001.

Other Stockholder Proposals--Deadline for Consideration

   Stockholder proposal not included in a proxy statement for an annual meeting of stockholders, including stockholders nominations for the election of directors at an annual meeting, must comply with the advance notice procedures set forth in our Amended and Restated Bylaws in order to be properly brought before the annual meeting of stockholders. In general, notice of a stockholder proposal or a director nomination must be delivered to our Secretary not less than 60 nor more than 90 days prior to the anniversary date of the date on which proxy materials for the preceding annual meeting of stockholders were mailed to stockholders. With regard to next year's annual meeting of stockholders, expected to be held in May 2001, the written notice must be received between February 11, 2001 and March 13, 2001.

   In addition to timing requirements, the advance notice provisions of our Amended and Restated Bylaws contain informational content requirements which must also be met. A copy of the Bylaw provision containing these timing procedures and content requirements may be obtained by writing to our Secretary.

   If the presiding officer of the annual meeting of stockholders determines that business was not brought before the meeting in accordance with the Bylaw provisions, such business will not be transacted or such defective nomination will not be placed.

Discretionary Voting

   At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the Annual Meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted by the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

   You may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 1999 at no charge by writing to us at 200 North LaSalle Street, Suite 1100, Chicago, Illinois 60601; Attn: Secretary. The report also is available on our website at www.focal.com.

                                   EXHIBIT A

                        FOCAL COMMUNICATIONS CORPORATION

        Amended and Restated 1998 Equity and Performance Incentive Plan

   1. Purpose. The purpose of the Amended and Restated 1998 Equity and Performance Incentive Plan is to attract and retain consultants, officers and other key employees of Focal Communications Corporation, a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

   2. Definitions. As used in this Plan,

   "Appreciation Right" means a right granted pursuant to Section 5 of this Plan and includes both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

   "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

   "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 15 of this Plan, such committee (or subcommittee).

   "Change in Control" shall have the meaning ascribed thereto in Section 11 of this Plan.

   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   "Common Shares" means the shares of Class A Common Stock, par value $.01 per share, of the Company or any security into which such Common Shares may be converted or exchanged by reason of any transaction or event of the type referred to in Section 10 of this Plan.

   "Company" means Focal Communications Corporation, a Delaware corporation.

   "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

   "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which shall not be earlier than the date on which the Board takes action with respect thereto).

   "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

   "Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

   "Director" means a member of the Board of Directors of the Company.

   "Eligible Transferee" means one or more (i) one or more members of the Participant's immediate family (as the term "immediate family" is defined in Rule 16a-1(e) promulgated under Section 16(a) of the Exchange Act (or any successor rule to the same effect), as in effect from time to time), (ii) one or more trusts established solely for the benefit of one or more members of the Participant's immediate family, (iii) one or more corporations or limited liability companies in which the only equity holders are members of the Participant's immediate family or (iv) one or more partnerships in which the only partners are members of the Participant's immediate family.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such statute, rules and regulations may be amended from time to time.

   "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

   "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

   "Initial Public Offering" means the initial underwritten offering of equity securities of the Company to the general public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act; provided that neither of the following shall constitute an Initial Public Offering (i) any issuance of Common Shares as consideration or financing for a merger or acquisition, or
(ii) any issuance of Common Shares or rights to acquire Common Shares to employees of the Company as part of an incentive or compensation plan.

   "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units (or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits) under this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

     (i) market value;

     (ii) book value;

     (iii) market share;

     (iv) operating profit;

     (v) net income;

     (vi) cash flow;

     (vii) earnings, including earnings before interest, taxes, depreciation and other non-cash items;

     (viii) debt/capital ratio;

     (ix) return on capital;

     (x) return on equity;

     (xi) costs or expenses;

     (xii) net assets;

     (xiii) return on assets;

     (xiv) margins;

     (xv) earnings per share growth;

     (xvi) revenue growth;

     (xvii) product volume growth, including growth in lines in service or minutes of use; and

     (xix) total return to shareholders.

   If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such

Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

   "MDCP" means Madison Dearborn Capital Partners, L.P., a Delaware limited partnership.

   "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the principal exchange on which Common shares are then trading, if any, or, if applicable, the NASDAQ National Market System, on the Date of Grant, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause
(i) does not apply, the fair market value of the Common Shares as determined by the Board.

   "Non-Employee Director" means a person who is a "non-employee director" of the Company within the meaning of Rule 16b-3.

   "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

   "Option Price" means the purchase price payable upon exercise of an Option Right.

   "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

   "Outside Director" means a person who is an "outside director" of the Company within the meaning of Section 162(m) of the Code.

   "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a consultant, an officer or other key employee of the Company or any one or more of its Subsidiaries or who has agreed to commence serving in any of such capacities.

   "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

   "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

   "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

   "Plan" means this Focal Communications Corporation Amended and Restated 1998 Equity and Performance Incentive Plan.

   "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(g) of this Plan.

   "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 of this Plan have expired.

   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act (or any successor rule to the same effect), as in effect from time to time.

   "Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended from time to time.

   "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

   "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association) but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that, for the purposes of determining whether any person may be a Participant for the purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company at the time of grant, owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

   "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right.

   "Tax-Qualified Option" means an Option Right that is intended to qualify under particular provisions of the Code, including but not limited to an Incentive Stock Option.

   "Termination Date" means the tenth anniversary of the date on which this Plan is first approved by the stockholders of the Company.

   "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

   3. Shares Available Under the Plan. (a) Subject to adjustment as provided in
Section 3(b) and Section 10 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and subsequently released from substantial risks of forfeiture, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under this Plan, shall not in the aggregate exceed a number of Common Shares equal to 12,050,000 Common Shares, plus (z) any Common Shares described in Section 3(b). Such Common Shares may be shares of original issuance or treasury shares or a combination thereof.

   (b) The number of Common Shares available in Section 3(a) above shall be adjusted to account for Common Shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

   (c) Notwithstanding anything in this Section 3 or elsewhere in this Plan to the contrary and subject to adjustment as provided in Section 10 of this Plan,
(i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 2,500,000 Common Shares; (ii) no Participant shall be granted Option Rights and Appreciation Rights for more than an aggregate of 500,000 Common Shares during any calendar year; and (iii) the number of Common Shares issued as Restricted Shares shall not in the aggregate exceed 1,250,000.

   (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $5,000,000.

   4. Option Rights. The Board may from time to time authorize grants to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

     (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

     (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) by the tender to the Company of Common Shares owned by the Participant and registered in the name of the Participant having an aggregate fair market value on the date of exercise equal to the total Option Price, such fair market value to be determined based on the Market Value per Share on the date of exercise,
  (iii) by delivery of irrevocable instructions to a financial institution or broker to deliver promptly to the Company sale or loan proceeds with respect to the Common Shares sufficient to pay the total Option Price, (iv) through the written election of the Optionee to have Common Shares withheld by the Company from the Common Shares otherwise to be received, with such withheld shares having an aggregate fair market value on the date of exercise equal to the total Option Price of the shares being purchased, and
  (v) any combination of the foregoing methods of payment.

     (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent determined with respect to the consideration surrendered, of (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units.

     (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the Common Shares to which such exercise relates.

     (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments (with or without interest) upon terms determined by the Board.

     (g) On or after the Date of Grant of any Option Rights, the Board may provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in Section 4(d). Reload Option Rights shall cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is less than the applicable Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights.

     (h) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

     (i) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary or shall specify such different or additional conditions as the Board may determine (including the achievement of Management Objectives), that must be satisfied before the Option

  Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other events.

     (j) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

     (k) On or after the Date of Grant of any Option Rights (other than Incentive Stock Options), the Board may provide for the payment of dividend equivalents to the Optionee on a current, deferred or contingent basis or may provide that any such equivalents shall be credited against the Option Price.

     (l) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under
  Section 5 of this Plan.

     (m) No Option Right shall be exercisable more than 10 years from the Date of Grant.

     (n) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer thereof and delivered to the Optionee and containing such terms and provisions as the Board may approve consistent with this Plan.

   5. Appreciation Rights. (a) The Board may authorize the granting of (i) Tandem Appreciation Rights to any Optionee in respect of Option Rights granted under this Plan, and (ii) Free-Standing Appreciation Rights to any Participant. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in respect of an Incentive Stock Option must be granted concurrently with the Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

   (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (i) Any grant may specify that the amount payable upon exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     (ii) Any grant may specify that the amount payable upon exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

     (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

     (iv) Any grant may specify that the Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control.

     (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

     (vi) Any grant may specify Management Objectives that must be achieved as a condition of the exercise of the subject Appreciation Rights.

     (vii) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer thereof and delivered to the Participant, which agreement shall describe such Appreciation Rights, identify any related Option Rights, state that such Appreciation Rights are subject to all of the terms and conditions of this Plan, and contain such other terms and provisions as the Board may approve consistent with this Plan.

   (c) Any grant of Tandem Appreciation Rights shall provide that the Tandem Appreciation Rights may be exercised only at a time when the related Option Rights are also exercisable and the Spread is positive and by surrender of the related Option Rights for cancellation.

   (d) Regarding Free-Standing Appreciation Rights only:

     (i) Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

     (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

     (iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

   6. Restricted Shares. The Board may authorize the granting or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, subject in each case to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

     (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control or other events.

     (d) Each such grant or sale of Restricted Shares shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, but shall not be limited to, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

     (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the risk of forfeiture and restrictions on transfer applicable to the subject Restricted Shares. Each grant may specify in respect of any such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above such minimum level but falls short of full achievement of the specified Management Objectives.

     (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid on the Restricted Shares during the period of a risk of forfeiture and restrictions on transfer be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

     (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to the Participant and shall contain such terms and provisions as the Board may approve consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company, together with a stock power or powers endorsed in blank by the Participant in whose name such certificates are registered, until all restrictions thereon shall have lapsed.

   7. Deferred Shares. The Board may authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services and subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

     (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than the Market Value per Share at the Date of Grant.

     (c) Each such grant or sale shall be subject to a Deferral Period as determined by the Board at the Date of Grant, and may provide for the earlier lapse or other modification of such Deferral Period in the event of a Change in Control or other event.

     (d) During the Deferral Period, a Participant shall not have any rights of ownership in the Deferred Shares, shall not have any right to vote the Deferred Shares and, except as provided in Section 9(c) of this Plan, shall not have any right to transfer any rights under his or her award, but at or after the Date of Grant, the Board may authorize the payment of dividend equivalents on the Deferred Shares on a current, deferred or contingent basis, in either cash or additional Common Shares.

     (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to the Participant and shall contain such terms and provisions as the Board may approve consistent with this Plan.

   8. Performance Shares and Performance Units. The Board may authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

     (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time commencing with the Date of Grant, as shall be determined by the Board at the time of grant, which may be subject to earlier lapse or other modification in the event of a Change in Control or other events as set forth in the agreement specified in
  Section 8(g).

     (c) Each grant shall specify Management Objectives that, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of the specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level but falls short of full achievement of the specified Management Objectives. The grant shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the specified Management Objectives have been satisfied.

     (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash or Common Shares or any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issuable or transferable with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

     (f) At or after the Date of Grant of Performance Shares, the Board may provide for the payment of dividend equivalents to the holder thereof on a current, deferred or contingent basis, in either cash or additional Common Shares.

     (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan and shall contain such other terms and provisions as the Board may approve consistent with this Plan.

   9. Transferability. (a) Except as otherwise determined by the Board, but subject to Section 9(c), no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

   (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions on transfer.

   (c) Notwithstanding the provisions of Section 9(a), but subject to prior authorization by the Board, Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units shall be transferable by a Participant to an Eligible Transferee, without payment of consideration therefor; provided, however, that
(i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

   10. Adjustments. The Board shall make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, and in the kind of shares or other securities covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or expansion of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

   11. Change in Control. For the purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant or award made under the Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

     (a) The Company is merged or consolidated or reorganized with or into another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

     (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Common Stock immediately prior to such sale or transfer;

     (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), as promulgated in each case pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined in Rule 13d-3 promulgated under the Exchange Act or any successor rule or regulation promulgated thereunder) of securities representing 50% or more of the Voting Power; or

     (d) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors and any new Directors whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved cease for any reason to constitute a majority of the Directors.

   Notwithstanding the provisions of subparagraph (c) above, a "Change in Control" shall not be deemed to have occurred for the purposes of this Agreement (i) solely because MDCP either files or becomes obligated to file a report on Schedule 13D (or any successor schedule or report), as promulgated pursuant to the Exchange Act, disclosing beneficial ownership by it of securities representing 50% or more of the Voting Power, (ii) solely because the Company or any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein), as promulgated in each case pursuant to the Exchange Act, disclosing beneficial ownership by it of securities representing 50% or more of the Voting Power or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (iii) solely because of a change in control of any subsidiary (as the term "subsidiary" is defined in Section 424(f) of the Code) of the Company.

   12. Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

   13. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

   14. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

   15. Administration of the Plan. (a) (i) Subject to subsection (ii) of this
Section 15(a), this Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Non-Employee Directors appointed by the Board.

   (ii) Awards of Option Rights and Appreciation Rights are, and certain awards of Restricted Shares, Performance Shares and Performance Units may be, intended to qualify as performance-based compensation under Section 162(m) of the Code. The grant of such awards, and the administration thereof and any determinations to be made in connection therewith, shall be carried out only by a committee of the Board (or subcommittee thereof) consisting of not less than two Outside Directors appointed by the Board. Such committee shall grant such awards in a manner consistent with the rules governing performance-based compensation under
Section 162(m) of the Code.

   (b) To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee (or subcommittee). The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

   16. Amendments, Etc. (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, any amendment that must be approved by the stockholders of the Corporation in order to comply with applicable law or the rules of the principal exchange on which the Common Shares are then trading (or, if applicable, the NASDAQ National Market System) shall not be effective unless and until such approval shall have been obtained. The submission of this Plan or any amendment hereto for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without stockholder approval.

   (b) With the concurrence of the affected Optionee, the Board may cancel any agreement evidencing Option Rights granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option Rights hereunder, which may or may not cover the same number of Common Shares as had been covered by the canceled Option Rights, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Rights not been granted.

   (c) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for the purposes of this Plan. The Board may also provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

   (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

   (e) In the event of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately and fully exercisable, or any Restricted Shares as to which the substantial risk of forfeiture or the restrictions on transfer have not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units that have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may in its sole discretion accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or restrictions on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or

Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

   (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

   (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, such provision shall be null and void with respect to such Option Right; provided, however, that such provision shall remain in effect for other Option Rights, and there shall be no further effect on any provision of this Plan.

   17. Effective Date and Termination. (a) The effective date of this Plan shall be the date immediately prior to the date on which the Company consummates its Initial Public Offering.

    (b) No grant shall be made under this Plan after the Termination Date, but all grants made on or before the Termination Date shall continue in effect thereafter subject to the terms thereof and the terms of this Plan.

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PROXY                                                                      PROXY


                               [LOGO FOR FOCAL]


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT C. TAYLOR, JR. and RENEE M. MARTIN, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Focal Communications Corporation Common Stock held by the undersigned on April 17, 2000, at the annual meeting of shareholders to be held on June 15, 2000, or any postponement or adjournment thereof.

     IMPORTANT -- This Proxy must be signed and dated on the reverse side.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FOCAL COMMUNICATIONS CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [x]

 __                                                                          __
|__                                                                          __|

1. Election of Directors.
   01 Joseph A. Beatty   02 Todd A. Dagres        For   Withhold   For All
   03 Paul J. Finnegan                            All      All     Except*

   ----------------------------------------       [_]      [_]       [_]
      Nominee Exception(s) written above

2. To approve an amendment to the Amended         For    Against   Abstain
   and Restated Certificate of Incorporation
   to increase the authorized capital stock.      [_]      [_]       [_]

3. To approve an amendment to the Focal
   Communications Corporation 1998 Equity and
   Performance Incentive Plan to increase the
   number of shares of our common stock           For    Against   Abstain
   available for issuance thereunder from
   1,768,000 to 12,050,000.                       [_]      [_]       [_]

4. To ratify the appointment of Arthur            For    Against   Abstain
   Andersen LLP as independent accountants
   for our 2000 fiscal year.                      [_]      [_]       [_]

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.



                                                            Date:          ,2000
   --------------------------------------   ----------------     ----------
                                            (Signature)

     THIS SPACE RESERVED FOR ADDRESSING
          (key lines do not print)
                                                            Date:          ,2000
   --------------------------------------   ----------------     ----------
                                            (Signature)

                                            Please date and sign your name as it
                                            appears hereon. When signing as
                                            attorney, executor, administrator or
                                            guardian, please give full title.

--------------------------------------------------------------------------------
                        (arrow)     FOLD AND DETACH HERE    (arrow)
     CONTROL NUMBER
------------------------

       CLEAR AREA                                          [LOGO FOR FOCAL]
(key lines do not print)
------------------------

   Focal Communications Corporation encourages you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, you may vote by mail or choose from two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the accompanying proxy statement and then follow these steps:


                        --------------------------------------------------------
                        Call toll-free 1-877-276-6152 in the United States or
   TO VOTE BY PHONE     Canada any time on a touch tone telephone. There is NO
                        CHARGE to you for the call.

                        Enter the 6-digit Control Number located above.

                        Option #1: To vote as the Board of Directors recommends
                                   on ALL Proposals: Press 1. When asked, please confirm your vote by pressing 1.

                        Option #2  If you choose to vote on each proposal
                                   separately, press 0 and follow the recorded
                                   instructions.
                        --------------------------------------------------------

                        --------------------------------------------------------
                        Go to the following website:
   TO VOTE BY INTERNET  www.harrisbank.com/wproxy

                        Enter the information requested on your computer screen, including the 6-digit Control Number located above.

                        Follow the instructions on the screen.
                        --------------------------------------------------------

 If you vote by telephone or Internet, PLEASE DO NOT mail back the proxy card.

                             THANK YOU FOR VOTING!
                         YOUR VOTE IS IMPORTANT TO US!